(n)(1)(i)

AMENDED SCHEDULE A

to the

FIFTH AMENDED AND RESTATED

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

for

ING MUTUAL FUNDS

Classes of Shares
Funds	A	B	C	I	O	R	W
ING Diversified International Fund	Ö	Ö	Ö	Ö	Ö	Ö	Ö
ING Emerging Countries Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING Foreign Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING Global Bond Fund	Ö	Ö	Ö	Ö	Ö	N/A	Ö
ING Global Equity Dividend Fund	Ö	Ö	Ö	Ö	Ö	N/A	Ö
ING Global Natural Resources Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING Global Real Estate Fund	Ö	Ö	Ö	Ö	Ö	N/A	Ö
ING Global Value Choice Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING Greater China Fund	Ö	Ö	Ö	Ö	Ö	N/A	N/A
ING Index Plus International Equity Fund	Ö	Ö	Ö	Ö	Ö	N/A	N/A
ING International Capital Appreciation Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING International Core Fund	N/A	N/A	N/A	Ö	N/A	N/A	N/A
ING International Growth Fund	N/A	N/A	N/A	Ö	N/A	N/A	N/A
ING International Real Estate Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING International SmallCap Multi-Manager Fund	Ö	Ö	Ö	Ö	Ö	N/A	Ö
ING International Value Choice Fund	Ö	Ö	Ö	Ö	N/A	N/A	Ö
ING Russia Fund	Ö	Ö	Ö	Ö	N/A	N/A	N/A

Date Last Approved: November 18, 2010

Date Last Amended: February 1, 2011 to add ING International Core Fund to the Plan.

AMENDED SCHEDULE B

to the

FIFTH AMENDED AND RESTATED

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

for

ING MUTUAL FUNDS

12b-1 Distribution and Service Fees

Paid Each Year by the Funds

(as a % of average net assets)

Funds	A	B	C	I	O	R	W
ING Diversified International Fund	0.25	1.00	1.00	N/A	0.25	0.50	N/A
ING Emerging Countries Fund	0.35	1.00	1.00	N/A	N/A	N/A	N/A
ING Foreign Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
ING Global Bond Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
ING Global Equity Dividend Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
ING Global Natural Resources Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
ING Global Real Estate Fund	0.35	1.00	1.00	N/A	0.25	N/A	N/A
ING Global Value Choice Fund	0.35	1.00	1.00	N/A	N/A	N/A	N/A
ING Greater China Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
ING Index Plus International Equity Fund	0.25	1.00	1.00	N/A	0.25	N/A	N/A
ING International Capital Appreciation Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
ING International Core Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING International Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
ING International Real Estate Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
ING International SmallCap Multi-Manager Fund	0.35	1.00	1.00	N/A	0.25	N/A	N/A
ING International Value Choice Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A
ING Russia Fund	0.25	1.00	1.00	N/A	N/A	N/A	N/A

Date Last Approved: November 18, 2010

Date Last Amended: February 1, 2011 to add ING International Core Fund to the Plan.

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